Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of April 18, 2017 (the “Effective Date”), is entered into by and among CASELLA WASTE SYSTEMS, INC., a Delaware corporation (the “Parent”), its Subsidiaries (other than the Excluded Subsidiaries and the Non-Borrower Subsidiaries) party hereto (together with the Parent, the “Borrowers” and, each a “Borrower”), the Lenders party hereto, and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).
PRELIMINARY STATEMENTS
The Borrowers, the Administrative Agent and certain banks and other financial institutions (the “Existing Lenders”) are parties to that certain Credit Agreement dated as of October 17, 2016 (as in effect on the date hereof, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement) pursuant to which the Existing Lenders have made available to the Borrowers (i) Initial Term Loans in an initial aggregate principal amount of $350,000,000 and (ii) a Revolving Credit Facility in an initial aggregate principal committed amount of $160,000,000.
Pursuant to Section 2.14 of the Credit Agreement, the Borrowers have requested the provision of an Incremental Term Commitment for a new tranche of Term Loans in an aggregate principal amount of $349,125,000 (collectively, the “Term B-1 Loans”), from certain Existing Lenders and other banks, financial institutions and institutional Lenders reasonably satisfactory to the Administrative Agent and the Borrowers (such other banks, financial institutions and institutional Lenders that are not Existing Lenders, collectively, the “New Lenders” and, together with the Existing Lenders that are party hereto, collectively, the “Incremental Lenders”), the proceeds of which Term B-1 Loans shall be used to refinance the Initial Term Loans (either via cash settlement or, in the case of certain Existing Lenders via a cashless roll of Initial Term Loans into Term B-1 Loans), all as set forth herein.
This Amendment shall constitute an Increase Joinder referenced in Section 2.14 of the Credit Agreement.
In consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:
1.Incremental Term Commitments. Upon the Effective Date (i) the Incremental Term Commitment shall be provided by the Incremental Lenders (with allocations of commitments to the Incremental Term Commitment to be determined by the Administrative Agent in consultation with the Borrowers), (ii) the gross proceeds of the Incremental Term Commitment allocated to Incremental Lenders converting all or a portion of their Initial Term Loans to Term B-1 Loans pursuant to the Incremental Term Commitment shall first be applied (whether by cashless roll or cash settlement, as elected by each applicable Incremental Lender) dollar-for-dollar to reduce the Initial Term Loans of such Incremental Lender, and (iii) the Term B-1 Loans of each Incremental Lender shall be the amount set forth opposite such Incremental Lender’s name on Annex I hereto. In connection with the Incremental Term Commitment and the prepayment (whether by cashless roll or cash settlement) of the Initial Term Loans to occur on the Effective Date in connection with this Amendment, the Administrative Agent may make such adjustments between and among the applicable Incremental Lenders as are reasonably necessary to effectuate such Incremental Term Commitment and the related uses thereof, so that the outstanding Term B-1 Loans are as set forth on Annex I hereto as of the Effective Date. In connection therewith, the prepayment of the Initial Term Loans on the Effective Date as provided herein, the Borrowers shall pay any additional amounts required pursuant to

Section 3.05 of the Credit Agreement only to any Term Lender who will not be an Incremental Lender, and each Incremental Lender hereby waives any requirement for the payment of any such amount to it pursuant to Section 3.05 of the Credit Agreement in connection with the transactions contemplated hereby.
2.    Agreements related to Term B-1 Loans.
(a)    The Term B-1 Loans shall be made simultaneously by the Incremental Lenders in accordance with their respective Applicable Percentages of the Term B-1 Loans specified on Annex I. The proceeds of the Term B-1 Loans shall be used by the Borrowers solely to refinance the Initial Term Loans as set forth herein. Amounts borrowed pursuant to this Amendment that are repaid or prepaid may not be reborrowed.
(b)    The “Incremental Term Loan Maturity Date” with respect to the Term B-1 Loans shall be October 17, 2023.
(c)    The Borrowers shall repay to the Term Lenders with Term B-1 Loans the aggregate principal amount of the Term B-1 Loans in quarterly principal installments equal to 0.25% of the initial aggregate principal amount of the Term B-1 Loans on the Effective Date (which principal amounts shall be reduced as a result of the application of prepayments made after the Effective Date in accordance with the order of priority set forth in Section 2.05 of the Credit Agreement), on the last Business Day of each March, June, September and December (commencing on the last Business Day of the fiscal quarter ending June 30, 2017); provided, however, that the final principal repayment installment of the Term B-1 Loans shall be repaid on the Incremental Term Loan Maturity Date therefor and in any event shall be in an amount equal to the aggregate principal amount of all Term B-1 Loans outstanding on such date.
(d)    The “Applicable Rate” for Term B-1 Loans shall be (i) in the case the Consolidated Net Leverage Ratio is greater than 3.75:1, 1.75% per annum for Base Rate Loans and 2.75% per annum for Eurodollar Rate Loans and (ii) in the case the Consolidated Net Leverage Ratio is less than or equal to 3.75:1, 1.50% per annum for Base Rate Loans and 2.50% per annum for Eurodollar Rate Loans. Initially, the Applicable Rate in respect of the Term B-1 Loans shall be determined based on the pricing level set forth in clause (i) of the immediately preceding sentence. Thereafter, each increase or decrease in the Applicable Rate in respect of the Term B-1 Loans resulting from a change in the Consolidated Net Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.04(c); provided, however, that if a Compliance Certificate is not delivered within ten (10) days after the time periods specified in such Section 6.04(c), then the pricing level set forth in clause (i) of the first sentence of this definition of “Applicable Rate” shall apply as of the first Business Day thereafter, subject to prospective adjustment upon actual receipt of such Compliance Certificate. Notwithstanding anything to the contrary contained in this definition, the determination of the Applicable Rate in respect of the Term B-1 Loans shall be subject to the provisions of Section 2.10(b)of the Credit Agreement.
(e)    At the time of the effectiveness of any Repricing Transaction (as defined below) that is consummated prior to the six (6) month anniversary of the Effective Date, the Borrowers agree to pay to the Administrative Agent, for the ratable account of each Term Lender with Term B-1 Loans that are either prepaid, repaid converted or otherwise subjected to a pricing reduction in connection with such Repricing Transaction (including, if applicable, any Non-Consenting Lender required to assign its Term B-1 Loans in connection therewith), a fee in an amount equal to 1.00% of (x) in the case of a Repricing Transaction described in clause (i) of the definition thereof, the aggregate principal amount of all Term B-1 Loans prepaid, refinanced, converted, substituted or replaced in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (ii) of the definition thereof, the aggregate principal amount of all Term B-1 Loans outstanding on such date that are subject to an effective pricing reduction pursuant to such Repricing Transaction. Such fees shall be earned, due and payable upon the date of the effectiveness of such Repricing Transaction. As used above, the term “Repricing Transaction” means (i) any voluntary prepayment or repayment of all or a portion of the Term B-1 Loans with the proceeds of, or any conversion or replacement of Term B-1 Loans into, any new, converted or replacement syndicated term loans the primary purpose of which is to reduce the All-In Yield of such term loans relative to the All-In Yield of the Term B-1 Loans that are so prepaid, repaid or converted and (ii) any amendment to the Credit Agreement the primary purpose of which is to reduce the All-In Yield applicable to the Term B-1 Loans; provided that the prepayment, refinancing or replacement of the Term B-1 Loans in connection with a Change of Control shall not constitute a Repricing Transaction.
(f)    The other terms and provisions of the Term B-1 Loans shall be (except as otherwise set forth herein) identical to the Initial Term Loans. Without limitation of the foregoing, the Term B-1 Loans shall have the same terms with respect to voluntary and mandatory prepayments as the Initial Term Loans (except as set forth above with respect to repricing protection) and shall rank pari passu in right of payment and of security with the Revolving Credit Loans on the same terms as the Initial Term Loans.
(g)    The parties hereto agree and acknowledge that for all purposes (i) this Amendment shall be considered an “Increase Joinder”, (ii) the Term B-1 Loans provided herein shall be considered “Incremental Term Loans” and “Term Loans”, (iii) each Incremental Lender shall be considered a “Lender”, (iv) the term loan facility provided hereunder shall be considered an “Incremental Facility”, and (v) the commitment of each Incremental Lender hereunder to make Term B-1 Loans pursuant to the terms hereof shall be considered an “Incremental Term Commitment”, in each case as such terms are defined in and used in the Credit Agreement.
(h)    The Borrowers agree that, promptly upon the request to the Administrative Agent by any Incremental Lender, in order to evidence such Incremental Lender’s Term B-1 Loan, the Borrowers will execute and deliver to such Incremental Lender a promissory note in form and substance as reasonably requested by the Administrative Agent, with appropriate insertions as to payee, date and principal amount, payable to such Incremental Lender and in a principal amount equal to the unpaid principal amount of the Term B-1 Loan made by such Incremental Lender to the Borrowers.
(i)    Each New Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents and the exhibits and schedules thereto, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the collateral agent, or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent and the collateral agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent or the collateral agent, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto;

and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, as the case may be. Each New Lender acknowledges and agrees that it shall become a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall have all rights of a Lender thereunder.
(j)    The Lenders party hereto (which constitute Required Lenders), and the Administrative Agent hereby waive the requirement under Section 2.05(a) of the Credit Agreement to provide notice to the Administrative Agent not less than three (3) Business Days prior to the prepayment of the Initial Term Loans to be made hereunder. It is understood and agreed that this Agreement shall serve as the notice referred to in Section 2.05(a) of the Credit Agreement.
(k)    Pursuant to this Amendment, the Borrower hereby requests a Term Borrowing of Term B-1 Loans in an aggregate principal amount of $349,125,000, with such Borrowing to be made on the Effective Date and to have an Interest Period ending on May 17, 2017 (and each Incremental Lender hereby consents thereto).
(l)    For purposes of the Credit Agreement, the initial notice address of each New Lender shall be as separately identified to the Administrative Agent.
(m)    For each New Lender, solely to the extent relevant and applicable, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such New Lender may be required to deliver to the Administrative Agent pursuant to Section 3.01(e) of the Credit Agreement.
(n)    The Lenders party hereto (which constitute Required Lenders), the Borrowers and the Administrative Agent agree that the definition of “Maximum Increase Amount” set forth in Section 1.01 of the Credit Agreement shall be amended to read as follows:
“Maximum Increase Amount” means an amount not to exceed the greater of (i) the sum of (A) $100,000,000 plus (B) the aggregate amount of all voluntary prepayments and repurchases of Term Loans under the Term Facility and voluntary permanent reductions of commitments under the Revolving Credit Facility (including any voluntary prepayments and repurchases of Term Loans under the Term Facility and voluntary permanent reductions of commitments under the Revolving Credit Facility being made contemporaneously with Loans advanced under Incremental Commitments funded pursuant to Section 2.14 under clause (i) of this definition but excluding any amount of prepayments, repurchases and repayment reductions that have been utilized by the Borrowers to incur Indebtedness pursuant to clause (B) of Section 7.03(j) or with Loans advanced under Incremental Commitments funded pursuant to Section 2.14 under clause (ii) of this definition) and (ii) any additional amount so that, after giving effect to such proposed Incremental Facility (measured assuming any Incremental Revolving Commitment is fully drawn) any repayment of other indebtedness in connection therewith and any other acquisition, disposition, debt incurrence, debt retirement and all appropriate pro forma adjustment events (including events occurring subsequent to the end of the applicable test period and on or prior to the date of such incurrence), the Consolidated Secured Net Leverage Ratio as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements have been delivered is not greater than 4.00 to 1.00.
3.    Representations and Warranties. By its execution hereof, each Borrower hereby represents and warrants to the Administrative Agent and the Incremental Lenders as follows:
(a)No Default has occurred and is continuing or will result from the borrowings of the Term B-1 Loans on the Effective Date.
(b)The representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 5.05(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.04 of the Credit Agreement.
(c)The execution, delivery and performance of this Amendment and the transactions contemplated hereby and thereby (i) are within the corporate (or the equivalent company or partnership) authority of each of the Borrowers, (ii) have been duly authorized by all necessary corporate (or other) proceedings, (iii) do not conflict with or result in any material breach or contravention of any Applicable Law to which any of the Borrowers is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrowers so as to materially adversely affect the assets, business or any activity of the Borrowers, and (iv) do not conflict with any provision of the corporate charter, articles or bylaws (or equivalent other entity or partnership documents) of the Borrowers or any material agreement or other material instrument binding upon the Borrowers.
(d)This Amendment has been, duly executed and delivered by the Borrowers. The execution, delivery and performance of this Amendment will result in valid and legally binding obligations of the Borrowers enforceable against each in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium, or other Applicable Laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief or other equitable remedy is subject to the discretion of the court before which any proceeding therefor may be brought.
(e) The execution, delivery, and performance by the Borrowers of this Amendment and the transactions contemplated hereby and thereby, and the exercise by the Administrative Agent or the Incremental Lenders of their respective rights and remedies hereunder, do not require any approval or consent of, or filing with, any Governmental Authority or other Person other than (i) those already obtained, and copies of which have been delivered to the Administrative Agent, and (ii) those permitted to be undertaken after the Closing Date.

4.    Conditions to Effectiveness. This Amendment (including the Incremental Term Commitment set forth herein) shall become effective upon the date on which all of the following conditions precedent have been satisfied (or otherwise waived in accordance with Section 10.01 of the Credit Agreement):
(a)    Counterparts of this Amendment. Receipt by the Administrative Agent of counterparts of this Amendment executed by (i) a Responsible Officer of each of the Borrowers, (ii) each of the Term Lenders (other than any Term Lender that ceases to be a Term Lender in connection with the Incremental Term Commitment), and (iii) each Incremental Lender providing any portion of the Incremental Term Commitment on the Effective Date.
(b)    Notes. To the extent requested not later than two Business Days prior to the Effective Date, the Administrative Agent shall have received Term Notes, if any, executed by the Borrowers in favor of each Lender providing a portion of the Incremental Term Commitment that requests such Term Notes, whether in replacement of existing Term Notes or otherwise (provided that the delivery of any Term Note in replacement of an existing Term Note pursuant to this subsection (b) shall be subject to the prompt return after such delivery of such existing Term Note to the Borrowers for cancellation); provided that any failure to request such a Term Note in connection with the Effective Date shall not limit the ability of any Lender to request a Note from time to time pursuant to the Credit Agreement.
(c)    Responsible Officer’s Certificate(s). Receipt by the Administrative Agent from the Parent or the applicable Borrower, of copies of one or more certificates, each in form and substance reasonably satisfactory to the Administrative Agent and together with all attachments identified below, executed by a Responsible Officer of the Parent or applicable Borrower, certifying in his/her capacity as such, that as of the Effective Date:
(i)    Resolutions. The attached resolutions or written consent (approving and adopting this Amendment, the Incremental Term Commitment and the other transactions set forth herein, authorizing the execution, delivery and performance of this Amendment and duly adopted by the board of directors, board of managers or other appropriate governing body of the Borrowers) is a true and correct copy thereof and in full force and effect on the Effective Date.
(ii)    Organization Documents. The Organization Documents (including all amendments thereto) of the Borrowers (A) have not been modified, amended, rescinded or replaced since such Organization Documents were last delivered to the Administrative Agent and continue to be in full force and effect as of the Effective Date or (B) are attached thereto and are true and correct copies thereof, in full force and effect as of the Effective Date and, in the case of the certificate of formation or articles of incorporation or organization (as the case may be) under this clause (B), shall be certified as of a recent date by the appropriate Governmental Authority in each applicable Borrower’s jurisdiction of incorporation or formation.
(iii)    Good Standing Certificates. Such document(s) and certification(s) as reasonably required by the Administrative Agent to evidence that each Borrower is duly organized or formed, validly existing, in good standing (to the extent applicable) and qualified to engage in business in such Borrower’s jurisdiction of incorporation or formation as of the Effective Date.

(iv)    Incumbency. Each Responsible Officer identified on the attached incumbency certificate is authorized to execute this Amendment and any other Loan Document, certificate and other document being delivered in connection herewith or therewith.
(v)    Maximum Increase Amount. The aggregate amount of the Term B-1 Loans do not exceed the Maximum Increase Amount pursuant to clause (ii) of the definition thereof (after giving effect to the contemporaneous repayment of the Initial Term Loans).
(d)    Opinions. Receipt by the Administrative Agent of an opinion or opinions of counsel for certain of the Borrowers requested by the Administrative Agent, dated the Effective Date and addressed to the Administrative Agent and the Incremental Lenders, in form and substance reasonably acceptable to the Administrative Agent (which shall include, without limitation, opinions with respect to the enforceability of this Amendment under New York law, the valid existence of such Borrowers and opinions as to the non-contravention of such Borrowers’ organizational documents).
(e)    PATRIOT Act. The Parent and each of the other Borrowers shall have provided to the Administrative Agent and the Incremental Lenders all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act, that has been reasonably requested in writing not less than ten days prior to the Effective Date.
(f)    Prepayment of Term Loans. Concurrently with the Effective Date and the incurrence of the Term B-1 Loans, (i) the Initial Term Loans of each Incremental Lender that is a Term Lender intending to convert all or a portion of its Initial Term Loans to Term B-1 Loans shall be prepaid (whether by cashless roll or cash settlement, as elected by each such Incremental Lender) in an amount equal to the Term B-1 Loans provided by such Incremental Lender (or, if less, all of such Incremental Lender’s converted Initial Term Loans), and (ii) the Initial Term Loans of all other Term Lenders shall be prepaid, in each case with all accrued and unpaid interest on the prepaid Initial Term Loans and, except to the extent waived by the Incremental Lenders pursuant to Section 1 hereof, and any amounts required under Section 3.05 of the Credit Agreement. In addition, concurrently with the Effective Date the Administrative Agent shall make such other adjustments as are necessary so that each Lender’s respective share of the Term B-1 Loans shall be consistent with Annex I.
(g)    Fees. The Borrowers shall have paid on or before the Effective Date, to the Person to whom such fees are owing, any fees required to be paid pursuant to the Fee Letter relating to this Amendment dated as of March 31, 2017, between the Parent and MLPFS.
(h)    Expenses. Unless waived by the Administrative Agent, the Borrowers shall have paid (or concurrently with the Effective Date shall pay) all reasonable out-of-pocket expenses incurred by Merrill Lynch, Pierce Fenner & Smith Incorporated in its capacity as Lead Arranger and the Administrative Agent (limited, in the case of legal fees and expenses to one primary counsel) to the extent invoiced at least two Business Days (or such shorter period as the Borrowers may agree) prior to the Effective Date; provided that any such invoice shall not thereafter preclude a final settling of accounts between the Borrowers, the Administrative Agent and Merrill Lynch, Pierce Fenner & Smith Incorporated.

Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement or the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.
5.    Effect of this Amendment. Each Borrower agrees that, except as expressly provided herein, (a) the Credit Agreement, the Security Agreement, the Pledge Agreement, each other Security Document and each other Loan Document shall remain unmodified and in full force and effect, and (b) this Amendment shall not be deemed to (i) be a waiver of, consent to, a modification of or amendment to any other term or condition of the Credit Agreement, the Security Agreement, the Pledge Agreement, any other Security Document any other Loan Document or any other agreement by and among any of the Borrowers, on the one hand, and the Administrative Agent or any Lender, on the other hand, (ii) prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Security Agreement, the Pledge Agreement, any other Security Document, any other Loan Document or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, or (iii) be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Security Agreement, the Pledge Agreement, any other Security Document, or any other Loan Document or any rights or remedies arising in favor of the Administrative Agent or the Lenders under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement, and shall constitute a “Loan Document” under and as defined in the Credit Agreement.
6.    Reaffirmation. Each Borrower (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) confirms and reaffirms all of its obligations under the Loan Documents, (c) confirms and reaffirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting as security for the payment and performance of the Obligations outstanding on the Effective Date immediately prior to the effectiveness of the amendments provided by this Amendment and any Obligations outstanding at any time thereafter under the Credit Agreement, and (d) agrees that this Amendment and all documents executed in connection herewith (i) do not operate to reduce or discharge such Borrower’s obligations under the Loan Documents (other than the Initial Term Loans) and (ii) in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.
7.    Miscellaneous.
(a)    This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.
(b)    THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTIONS 10.17 AND 10.18 OF THE CREDIT AGREEMENT, AS APPLICABLE, RELATING TO GOVERNING LAW, VENUE AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.

(c)    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.
(d)    If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.    FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the Effective Date, the Borrowers and the Administrative Agent shall treat (and the Incremental Lenders hereby authorize the Administrative Agent to treat) the Loans under the Credit Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

CASELLA WASTE SYSTEMS, INC.

By: /s/ Edmond R. Coletta
Name:    Edmond R. Coletta
Title:    Senior Vice President and Chief Financial Officer

ALL CYCLE WASTE, INC.
BLOW BROS.
BRISTOL WASTE MANAGEMENT, INC.
C.V. LANDFILL, INC.
CASELLA MAJOR ACCOUNT SERVICES, LLC
CASELLA RECYCLING, LLC
CASELLA RENEWABLE SYSTEMS, LLC
CASELLA TRANSPORTATION, INC.
CASELLA WASTE MANAGEMENT OF MASSACHUSETTS, INC.
CASELLA WASTE MANAGEMENT OF N.Y., INC.
CASELLA WASTE MANAGEMENT OF PENNSYLVANIA, INC.
CASELLA WASTE MANAGEMENT, INC.
CASELLA WASTE SERVICES OF ONTARIO LLC
CHEMUNG LANDFILL LLC
COLEBROOK LANDFILL LLC
FOREST ACQUISITIONS, INC.
GRASSLANDS INC.
GROUNDCO LLC
HAKES C&D DISPOSAL, INC.
HARDWICK LANDFILL, INC.
HIRAM HOLLOW REGENERATION CORP.
KTI BIO FUELS, INC.
KTI ENVIRONMENTAL GROUP, INC.

By: /s/ Edmond R. Coletta
Name: Edmond R. Coletta
Title: Vice President and Treasurer

Casella Waste Systems, Inc.
First Amendment to Credit Agreement
Signature Page

KTI OPERATIONS, INC.
KTI SPECIALTY WASTE SERVICES, INC.
KTI, INC.
MAINE ENERGY RECOVERY COMPANY, LIMITED PARTNERSHIP
NEW ENGLAND WASTE SERVICES OF ME, INC.
NEW ENGLAND WASTE SERVICES OF N.Y., INC.
NEW ENGLAND WASTE SERVICES OF VERMONT, INC.
NEW ENGLAND WASTE SERVICES, INC.
NEWBURY WASTE MANAGEMENT, INC.
NEWSME LANDFILL OPERATIONS LLC
NEWS OF WORCESTER LLC
NORTH COUNTRY ENVIRONMENTAL SERVICES, INC.
NORTHERN PROPERTIES CORPORATION OF PLATTSBURGH
OXFORD TRANSFER STATION, LLC
PINE TREE WASTE, INC.
SCHULTZ LANDFILL, INC.
SOUTHBRIDGE RECYCLING & DISPOSAL PARK, INC.
SUNDERLAND WASTE MANAGEMENT, INC.
THE HYLAND FACILITY ASSOCIATES
TOMPKINS COUNTY RECYCLING LLC
WASTE-STREAM INC.

By: /s/ Edmond R. Coletta
Name: Edmond R. Coletta
Title: Vice President and Treasurer

Casella Waste Systems, Inc.
First Amendment to Credit Agreement
Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent and a Term B-1 Lender

By: /s/ Michael Contreras
Name:    Michael Contreras
Title:    Vice President

Casella Waste Systems, Inc.
First Amendment to Credit Agreement
Signature Page

[Lender signature pages on file with Administrative Agent.]

Casella Waste Systems, Inc.
First Amendment to Credit Agreement
Signature Pages

Annex I

[On file with Administrative Agent]